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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 3, 2004


                       NORTH COUNTRY FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


         MICHIGAN                    0-20167                38-2062816

(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)


     130 SOUTH CEDAR STREET, MANISTIQUE, MICHIGAN            49854

        (Address of principal executive office)            (Zip Code)

       Registrant's telephone number, including area code: (800) 200-7032


                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Effective September 3, 2004, Mr. Ronald G. Ford resigned from the Board of Directors of North Country Financial Corporation.







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                           NORTH COUNTRY FINANCIAL CORPORATION


  Date: September 9, 2004
                                           By:   /s/  Ernie R. Krueger
                                                 -------------------------------
                                                 Ernie R. Krueger
                                                 Vice President and Controller